EXHIBIT 99.3


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-NC5

                                 Balance > 500k

Selection Criteria: Balance > 500k
Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Loan Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position

1. Summary Statistics

Number of Mortgage Loans: 16
Aggregate Principal Balance ($): 8,841,266
Weighted Average Current Mortgage Rate (%): 6.332
Non-Zero Weighted Average Margin (%): 5.676
Non-Zero Weighted Average Maximum Rate (%): 13.299
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Original LTV (%): 80.91
% First Liens: 100.00
% Owner Occupied: 87.18
% Purchase: 43.35
% Full Doc: 49.52
Weighted Average Credit Score: 638

2. Product Types

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Product Types                                               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Fixed - 30 Year                                                   3    1,601,593      18.11     6.480        357     75.11       641
ARM - 2 Year/6 Month                                             12    6,679,226      75.55     6.379        357     83.47       637
ARM - 3 Year/6 Month                                              1      560,448       6.34     5.350        356     67.02       650
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638

3. Range of Gross Interest Rates (%)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Gross Interest Rates (%)                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
5.000 - 5.999                                                     6    3,321,761      37.57     5.727        356     78.43       626
6.000 - 6.999                                                     8    4,397,990      49.74     6.533        357     81.32       648
7.000 - 7.999                                                     2    1,121,516      12.69     7.337        356     86.67       635
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Minimum: 5.350
Maximum: 7.500
Weighted Average: 6.332

4. Range of Cut-off Date Principal Balances ($)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Cut-off Date Principal Balances ($)                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
500,001 - 750,000                                                16    8,841,266     100.00     6.332        357     80.91       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Minimum: 508,440
Maximum: 613,682
Average: 552,579

5. Stated Original Term (months)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Stated Original Term (months)                         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
360`                                                             16    8,841,266     100.00     6.332        357     80.91       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Minimum: 360
Maximum: 360
Weighted Average: 360

6. Range of Stated Remaining Terms (months)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Stated Remaining Terms (months)                    Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
349 - 360                                                        16    8,841,266     100.00     6.332        357     80.91       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Minimum: 356
Maximum: 357
Weighted Average: 357

7. Range of Original LTV Ratios (%)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Original LTV Ratios (%)                            Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
60.01 - 65.00                                                     2    1,094,913      12.38     6.355        357     62.94       631
65.01 - 70.00                                                     1      560,448       6.34      5.35        356     67.02       650
70.01 - 75.00                                                     2    1,125,828      12.73     7.149        356     73.58       600
75.01 - 80.00                                                     3    1,586,646      17.95     6.257        357     80.00       609
80.01 - 85.00                                                     3    1,743,760      19.72     6.024        356     84.99       658
85.01 - 90.00                                                     4    2,206,358      24.96     6.256        357     90.00       634
95.01 - 100.00                                                    1      523,314       5.92      7.15        356    100.00       760
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Minimum: 61.82
Maximum: 100.00
Weighted Average: 80.91

8. Range of Gross Margins (%)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Gross Margins (%)                                  Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Fixed Rate Loans                                                  3    1,601,593      18.11      6.48        357     75.11       641
5.001 - 5.500                                                     7    3,917,461      44.31     6.178        356     82.32       611
5.501 - 6.000                                                     4    2,212,426      25.02     6.193        357     82.60       655
6.501 - 7.000                                                     2    1,109,787      12.55     6.939        357     80.93       698
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Non-Zero Minimum: 5.250
Maximum: 6.700
Non-Zero Weighted Average: 5.676

9. Range of Minimum Mortgage Rates (%)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Minimum Mortgage Rates (%)                         Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Fixed Rate Loans                                                  3    1,601,593      18.11      6.48        357     75.11       641
5.001 - 5.500                                                     1      560,448       6.34      5.35        356     67.02       650
5.501 - 6.000                                                     5    2,784,295      31.49     5.823        357     85.97       631
6.001 - 6.500                                                     2    1,121,696      12.69     6.322        356     85.17       650
6.501 - 7.000                                                     3    1,651,719      18.68     6.703        357     75.92       638
7.001 - 7.500                                                     2    1,121,516      12.69     7.337        356     86.67       635
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Non-Zero Minimum: 5.350
Maximum: 7.500
Non-Zero Weighted Average: 6.299

10. Range of Maximum Loan Rates (%)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Range of Maximum Loan Rates (%)                             Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Fixed Rate Loans                                                  3    1,601,593      18.11      6.48        357     75.11       641
<= 12.500`                                                        1      560,448       6.34      5.35        356     67.02       650
12.501 - 13.000                                                   5    2,784,295      31.49     5.823        357     85.97       631
13.001 - 13.500                                                   2    1,121,696      12.69     6.322        356     85.17       650
13.501 - 14.000                                                   3    1,651,719      18.68     6.703        357     75.92       638
14.001 - 14.500                                                   2    1,121,516      12.69     7.337        356     86.67       635
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Non-Zero Minimum: 12.350
Maximum: 14.500
Non-Zero Weighted Average: 13.299

11. Initial Periodic Cap (%)

                                                                                               % of
                                                                                             Mortgage
                                                                                             Pool by
                                                                                  Aggregate  Aggregate Weighted   Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Initial Periodic Cap (%)                                    Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Fixed Rate Loans                                                  3    1,601,593      18.11      6.48        357     75.11       641
1.5`                                                             13    7,239,673      81.89     6.299        357     82.19       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Non-Zero Minimum: 1.500
Maximum: 1.500
Non-Zero Weighted Average: 1.500

12. Subsequent Periodic Cap (%)

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Subsequent Periodic Cap (%)                                 Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Fixed Rate Loans                                                  3    1,601,593      18.11      6.48        357     75.11       641
1.5`                                                             13    7,239,673      81.89     6.299        357     82.19       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Non-Zero Minimum: 1.500
Maximum: 1.500
Non-Zero Weighted Average: 1.500

13. Next Rate Adjustment Dates

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Next Rate Adjustment Dates                                  Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Fixed Rate Loans                                                  3    1,601,593      18.11      6.48        357     75.11       641
Feb-06                                                            5    2,906,610      32.88     6.432        356     86.64       633
Mar-06                                                            7    3,772,616      42.67     6.338        357     81.02       639
Feb-07                                                            1      560,448       6.34      5.35        356     67.02       650
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638

14. Geographic Distribution of Mortgaged Properties

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Geographic Distribution of Mortgaged Properties             Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
California                                                       13    7,150,595      80.88     6.229        357     81.28       634
Hawaii                                                            2    1,152,000      13.03      6.75        357     76.72       631
Illinois                                                          1      538,672       6.09       6.8        357     85.00       706
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Number of States/District of Columbia Represented: 3

15. Occupancy

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Occupancy                                                   Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Primary                                                          14    7,708,170      87.18     6.387        357     80.66       637
Investment                                                        2    1,133,096      12.82     5.956        356     82.60       648
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638

16. Property Type

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Property Type                                               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Single Family Residence                                          13    7,237,591      81.86     6.233        357     79.29       621
2-4 Family                                                        1      541,690       6.13       6.4        357     80.00       677
Planned Unit Development                                          1      538,672       6.09       6.8        357     85.00       706
Condominium                                                       1      523,314       5.92      7.15        356    100.00       760
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638

17. Loan Purpose

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Loan Purpose                                                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Refinance - Cashout                                               9    5,008,183      56.65     6.303        357     76.17       622
Purchase                                                          7    3,833,084      43.35      6.37        357     87.10       659
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638

18. Documentation Level

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Documentation Level                                         Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Full Documentation                                                8    4,377,780      49.52     6.201        357     83.19       645
Stated Documentation                                              5    2,752,237      31.13     6.156        357     82.37       665
Limited Documentation                                             3    1,711,249      19.36     6.951        357     72.74       577
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638

19. Credit Score

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Credit Score                                                Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
525 - 549                                                         1      598,202       6.77       7.5        356     75.00       525
550 - 574                                                         1      526,574       5.96      6.55        357     80.00       565
575 - 599                                                         1      518,382       5.86      5.81        357     80.00       584
600 - 624                                                         4    2,245,379      25.40     6.112        356     82.30       621
625 - 649                                                         2    1,115,876      12.62     6.389        357     76.29       634
650 - 674                                                         3    1,705,552      19.29     5.714        356     80.65       657
675 - 699                                                         2    1,069,316      12.09     6.573        357     76.04       681
700 - 724                                                         1      538,672       6.09       6.8        357     85.00       706
750 - 774                                                         1      523,314       5.92      7.15        356    100.00       760
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Minimum: 525
Maximum: 760
Weighted Average: 638

20. Prepayment Penalty Term

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Prepayment Penalty Term                                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
0`                                                                1      538,672       6.09       6.8        357     85.00       706
24`                                                              11    6,140,554      69.45     6.342        357     83.33       631
36`                                                               4    2,162,041      24.45     6.187        357     73.02       643
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Non-Zero Minimum: 24
Maximum: 36
Non-Zero Weighted Average: 27

21. Lien Position

                                                                                    % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                      Aggregate   Aggregate  Weighted  Weighted
                                                            Number     Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                              of        Date        Date      Gross    Remaining  Average   Average
                                                           Mortgage   Principal   Principal  Interest    Term     Original    FICO
Lien Position                                               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV      Score
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
1st Lien                                                         16    8,841,266     100.00     6.332        357     80.91       638
---------------------------------------------------------  --------  -----------  ---------  --------  ---------  --------  --------
Total:                                                           16    8,841,266     100.00     6.332        357     80.91       638

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